                                                                    Exhibit 10.8

                        SPLIT-DOLLAR INSURANCE AGREEMENT

            THIS AGREEMENT (the "Plan") established and effective on this __ day of_______, 2001 between (1) CREDIT SUISSE FIRST BOSTON, having an office at 11 Madison Avenue, New York, New York (the "Company") and (2), [Trust Company] having an office at xxxxxxxxxx made by [Executive] as Grantor, a key employee and executive of the Company (which Trust is hereinafter referred to as the "Owner"), and (3) [Executive].

                                   WITNESSETH:

            WHEREAS, [Executive] is employed by the Company in the capacity of [title], and has contributed substantially to the success of the Company; and

            WHEREAS, the Company wishes to continue this employment relationship and, as an inducement thereto, is willing to assist the Owner in the payment of premiums on insurance policy # xxxxxxxx (the "Policy") insuring the joint lives of [Executive] (hereinafter referred to as the "Employee"), and his spouse, [spouse], (referred to collectively as the "Insureds") issued by [Life Insurance Company] (the "Insurer"); and

            WHEREAS, in exchange for such premium assistance by the Company, the Owner has agreed to assign an interest in the Policy to the Company and to participate in this Plan to the extent provided herein; and

            WHEREAS, the Owner is willing to freely undertake such reasonable steps necessary to institute this Plan, including the assigning to the Company of an interest in the Policy as provided herein.

            NOW, THEREFORE, the Company and the Owner mutually agree that:

                                   ARTICLE I

                                   DEFINITIONS

            1.1 The CASH SURRENDER VALUE shall mean the accumulated cash surrender value of the Policy as defined in the Insurer's policy form.

            1.2 The PLANNED PERIODIC PREMIUMS shall mean the premiums payable upon the Policy, as specified in Article IV hereof and subject to the Insurer's minimum premium requirements.

            1.3 The CURRENT RATES shall refer collectively to the Insurer's then cost of insurance, and mortality and expense charges, as defined in the Policy, determined as of the date of valuation utilized by the third party designee under Article IX hereof.

            1.4 The ACCOUNT VALUE shall mean the total value of all separate accounts of the Policy.

                                   ARTICLE II

                           COMPANY'S POLICY INTERESTS

            2.1 The Owner is the applicant and owner of the Policy, and hereby assigns and conveys to the Company an interest as determined in Paragraph 2.2 (the "Company's Policy Interest").

            2.2 For purposes of termination of this Plan for any reason including the death of the survivor of the Insureds (in accordance with the provisions of Paragraph 9.2 hereof), the Company's Policy Interest at any time shall be equal to the total amount of the Planned Periodic Premiums paid by the Company, as set forth in Article IV hereof, reduced by any amount repaid to the Company upon a termination pursuant to Paragraph 9.1 from any source.

            2.3 As security for the Company's Policy Interest the Owner shall execute, on a form acceptable to the Insurer as set forth on Exhibit "A" attached hereto, a collateral assignment to the Company of the Owner's right to the Cash Surrender Value of the Policy to the extent equal to the Company's Policy Interest (the "Collateral Assignment"). The Owner shall include in the Collateral Assignment a grant to the Company of a priority of payment for any amounts due under this Agreement. This Collateral Assignment shall not be altered or changed in any way without the written consent of the Company and the Owner.

            2.4 The Owner shall be entitled to the remainder of the interests under the Policy after satisfaction of the Company's Policy Interest as provided herein.

            2.5 The existence of the Company's Policy Interest shall be evidenced by the filing of the Collateral Assignment with the Insurer.

                                  ARTICLE III

                             INCIDENTS OF OWNERSHIP

            3.1 Except as provided in Paragraph 3.2 hereof, the Owner shall have full incidents of ownership over the Policy. Full incidents of ownership include all the rights of "owner" under the terms of the Policy, including but not limited to, the right to designate beneficiaries, select settlement and dividend options, borrow on the security of the Policy and to surrender the Policy.

            3.2 The Company shall have the following specific rights over the Company's Policy Interest: (a) The right to realize against the Cash Surrender Value of the Policy, to the extent of the Company's Policy Interest, in the event of termination of this Agreement as provided in Paragraph 9.1; and (b) the right to realize against the proceeds of the Policy, to the extent of the

Company's Policy Interest, in the event of the death of the survivor of the Insureds as provided in Paragraph 9.3.

            3.3 Neither the Company nor the Owner shall take any action that would jeopardize the interests of the other party under the Plan.

                                   ARTICLE IV

                               PAYMENT OF PREMIUMS

            4.1 The Company shall pay the sum of $ [xxxxxx] to the Insurer for the payment of Planned Periodic Premiums due on the Policy, in five annual installments of $ [xxxxxx] each, provided, however, that the Company's obligation to make any installment payments hereunder shall cease upon the giving of notice by the Employee to the Company, stating that the Company is thereafter relieved of any further obligation to make premium payments under this Agreement.

            4.2 The Owner shall be under no obligation to continue making any future premium payments on the Policy once the obligations of the Company as set forth hereunder have ceased.

            4.3 The Policy includes a rider providing for payment to the Owner of certain proceeds upon the death of the first to die of the Insureds. Any such proceeds as may be collected by the Owner upon the death of the first to die of the Insureds pursuant to such rider shall be applied by the Owner annually to pay to the Insurer the difference between (a) the lower of (i) the "P.S. 38 rates" set forth by the Internal Revenue Service, or any other table of rates promulgated by the Internal Revenue Service as a substitute therefor, or (ii) if allowed by the Internal Revenue Service, the Insurer's two-lives cost of insurance rate, as provided under the Insurer's published premium rate tables for one-year term insurance available to all standard risks prescribed for those purposes ("the P.S. 38 alternate rate"), and (b) the lower of (i) the "Table 2001 rates" set forth by the Internal Revenue Service, or any other table of rates promulgated by the Internal Revenue Service as a substitute therefor, or
(ii) if allowed by the Internal Revenue Service, the Insurer's one-life cost of insurance rate, as provided under the Insurer's published premium rate tables for one-year term insurance available to all standard risks prescribed for those purposes ("the Table 2001 alternate rate"). If the amount of proceeds collected by the Owner under such rider shall be insufficient to pay the entire amount of the difference as determined above, the survivor of the Insureds, at his or her option, may pay the balance of such difference directly to the Insurer, or the Company.

                                   ARTICLE V

                                    REPORTING

            5.1 The Company shall be responsible for reporting to the Insureds the amount of any income reportable by them, or either of them, each year for tax purposes with respect to the Policy. The Company shall provide the Insureds and the Owner with a written report of such information, no later than April 1st of each year. The Owner shall not have any liability with respect to the reporting of such income by the Insureds or either of them.

            5.2 The Owner shall have no responsibility to confirm the accuracy of such income information supplied by the Company, and the Owner shall be entitled to rely upon such information in making any notifications to its beneficiaries.

                                   ARTICLE VI

                      ADDITIONAL POLICY BENEFITS AND RIDERS

            6.1 The Owner may add any other rider to the Policy for its own benefit. Upon written request by the Company, and payment by the Company of premiums or other costs related thereto, the Owner shall add any rider to the Policy for the benefit of the Company.

                                  ARTICLE VII

                                   ASSIGNMENT

            7.1 Either the Owner or the Employee may assign their rights, and/or interest under this Agreement, in whole or in part, provided, however, that any assignment shall be made subject to all terms and provisions of this Agreement. To the extent of such assignment, the assignor would have no further interest in the Policy or this Agreement.

            7.2 The Company may not assign its rights, and/or interest under this Agreement, in whole or in part, except with the written approval of the Owner, provided, however, that any assignment shall be made subject to all terms and provisions of this Agreement. To the extent of such assignment, the assignor would have no further interest in the Policy or this Agreement.

                                  Article VIII

                                    AMENDMENT

            8.1 This Agreement may be amended by mutual agreement of the Owner, the Employee and the Company and such amendment shall be in writing and signed by the Owner, the Employee and the Company.

                                   ARTICLE IX

                                   TERMINATION

            9.1.1 Prior to the death of the survivor of the Insureds, this Agreement may be terminated at will, by the Owner, in whole or in part, or, after full payment by the Company of the amounts required under Paragraph 4.1, by the Company, in whole or in part; provided, however, that this Agreement may not be terminated by the Company on a date which is earlier than seven (7) years after the latter of (i) the date of this Agreement, or
(ii) the payment by the Company of the first $[] installment of the Planned Periodic Premium due on the Policy, paid pursuant to Paragraph 4.1; provided further, however, that the Company may terminate this Agreement, in whole or in part, at an earlier date if the Policy is not owned by the Owner. If either the Owner or the Company elects a partial termination of this Agreement, either the Owner or the Company shall have the power, from time to time, to elect further partial terminations until the Company's Policy Interest has been repaid in full. Any such termination may only occur upon written notice by the Owner or the Company delivered to the other party.

            9.1.2 If this Agreement is terminated, in whole or in part, prior to the death of the survivor of the Insureds pursuant to the provisions of Paragraph 9.1 hereof, then the Owner shall promptly notify the Insurer of such termination, and the extent of such termination, and the Owner shall be entitled to liquidate the Policy to the extent of such termination, and shall be obligated to pay the Company within 90 days of the date of receipt of the notice of termination an amount equal to the lesser of (i) the Company's Policy Interest to the extent of such termination, or (ii) the then Cash Surrender Value. Upon repayment in full of the Company's Policy Interest, the Company shall take all steps necessary to release the Collateral Assignment such that the Policy comes under the full control of the Owner. To the extent that the Company's Policy Interest has not been repaid in full, the Company shall continue to possess interests in the Policy.

            9.1.3 If at any time the Owner fails to make payment to the Company of any payment then due under Paragraph 9.1.2, the Company shall have the right to seek payment of such amount from the Insurer, subject to the provisions of the Collateral Assignment. Any payments made under this Paragraph 9.1.3 to the Company in connection with the rights or ownership interests assigned to the Company in the Collateral Assignment shall be made only from the Cash Surrender Value of the Policy. Such payment shall be made directly by the Insurer to the Company.

            9.2 If not earlier terminated in whole pursuant to the provisions of Paragraph 9.1 hereof, this Agreement shall terminate upon the death of the survivor of the Insureds, and the Insurer shall pay directly to the Company such portion of the death benefit as is equal to the Company's Policy Interest, and shall pay the balance thereof to the Owner.

                                   ARTICLE X

                           NOT AN EMPLOYMENT CONTRACT

            10.1 This Agreement is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute an employment contract between the Company and the Employee. Nothing contained in this Agreement shall be deemed to give the Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge the Employee at any time.

                                   ARTICLE XI

                               INSURER PROTECTION

            11.1 The Insurer shall be bound only by the terms and provisions of its Policy and by the terms and provisions of the Collateral Assignment, but only if the Collateral Assignment is accepted in writing by the Insurer. Any payments made or actions taken by the Insurer in accordance with the Policy and the Collateral Assignment shall fully discharge it from any and all liabilities, claims, suits and demands of all persons whatsoever, in respect of such payments or actions. The Insurer is not a party to this Agreement and shall not be bound by or deemed to have notice of the terms and provisions, or any other rights, duties, obligations or conditions of this Agreement, except to the extent set forth in the Collateral Assignment accepted by the Insurer.

                                  ARTICLE XII

                        PAROL EVIDENCE AND GOVERNING LAW

            12.1 This Agreement sets forth the entire split-dollar insurance agreement of the Company, the Employee and the Owner. Any and all prior and contemporaneous agreements, to the extent inconsistent herewith, are superseded. Where not superseded by federal law, the law of the State of Delaware shall govern this Agreement.

                                  ARTICLE XIII

            13.1 Words and phrases herein shall be construed as in the singular or plural as masculine, feminine or neuter gender as appropriate. The Article titles used herein are for organizational purposes only and shall have no determinative effect upon the rights, interests, and/or duties created in this Plan.

            IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Plan and executed the original thereof as of the day first above written, and that, upon execution, each has received a confirming copy.

                                         [      ] as Trustee ("Owner")

                                         By
------------------------------             -------------------------------------
(Witness)                                  Name:
                                           Title:



                                         CREDIT SUISSE FIRST BOSTON ("Company")

                                         By
------------------------------             -------------------------------------
(Witness)                                  Name:
                                           Title:


                                         By
------------------------------             -------------------------------------
(Witness)                                  [Executive]  ("Employee")

STATE OF NEW YORK            )
                              :  ss.:
COUNTY OF NEW YORK           )

            On this ____ day of_________, 2001, before me personally came ________________ to me known, who duly swore to the foregoing instrument and who did say that he is _______________ of [ ], described in and which executed such instrument; that he knows the seal of said Bank that the seal affixed thereto is such seal and was so affixed by order and authority of the duly elected officers of such Bank and that he signed his name thereto by like authority.

                                         --------------------------------
                                         Notary Public
                                         Commission Expires:

STATE OF NEW YORK            )
                              :  ss.:
COUNTY OF NEW YORK           )

            On this ____ day of _________, 2001, before me personally came JOSEPH HUBER, to me known, who duly swore to the foregoing instrument and who did say that he is ____________ of CREDIT SUISSE FIRST BOSTON, described in and which executed such instrument; that he knows the seal of said Bank that the seal affixed thereto is such seal and was so affixed by order and authority of the duly elected officers of such Bank and that he signed his name thereto by like authority.

                                         --------------------------------
                                         Notary Public
                                         Commission Expires:

STATE OF NEW YORK            )
                              :  ss.:
COUNTY OF NEW YORK           )

            On the ____________ day of __________, 2001, before me, the undersigned, personally appeared [executive], personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the above county and state.

                                         --------------------------------
                                         (Signature and office of
                                         individual taking
                                         acknowledgement)

                                   EXHIBIT "A"

                COLLATERAL ASSIGNMENT FOR SPLIT DOLLAR AGREEMENT

                         COLLATERAL ASSIGNMENT AGREEMENT

            THIS AGREEMENT is entered into on this 27th day of February, 2001 between (1) [Trust Company], having an office at xxxxxxxxxx, as Trustee of [Trust], created under an Agreement dated _____, 2001, made by [Executive] , as Grantor, which Trust (hereinafter referred to as the "Owner") owns a certain life insurance policy no. xxxxxxxx (the "Policy") insuring the joint lives of [Executive] , a key employee of CREDIT SUISSE FIRST BOSTON, a corporation having an office at 11 Madison Avenue, New York, New York (the "Company"), and his spouse, [spouse], (hereinafter referred to collectively as the "Insureds"), issued by [Life Insurance Company], a Delaware corporation (the "Insurer"), and
(2) the Company.

            The Owner, in consideration of stipulated premium payments by the Company under a Split Dollar Insurance Agreement by and between Owner and the Company, and upon each subsequent premium due date, hereby assigns, conveys and sets over to the Company, or its successors, a specific and limited policy ownership right under the following conditions and terms:

A.    Limited Policy Ownership Rights.

      The Company will, to the extent of the Company's Policy Interest as hereinafter defined, receive from the Owner an amount equal to such interest upon the death of the survivor of the Insureds, or upon the termination of the Split Dollar Insurance Agreement as provided therein, or upon surrender or cancellation of the Policy by the Owner.

B.    Company's "Policy Interest" Defined.

      The Company's Policy Interest at any time shall be the total amount of the Planned Periodic Premiums paid by the Company, as set forth in Article IV of the Split Dollar Insurance Agreement, reduced by any amount repaid to the Company upon a termination pursuant to Paragraph 9.1 of the Split Dollar Insurance Agreement from any source.

C.    Payment of the Company's Policy Interest.

      1. Upon Death of the Insureds. On the death of the survivor of the Insureds, the Company's Policy Interest shall be payable out of the proceeds of the Policy.

      2. Upon Termination of the Split Dollar Insurance Agreement. Upon a termination, in whole or in part, of the Split Dollar Insurance Agreement as provided in Paragraph 9.1 thereof, the Company's Policy Interest shall be eligible to be paid out of the Cash Surrender Value of the Policy as defined in Article I of the Split Dollar Insurance Agreement, as provided in said Paragraph 9.1.

      3. Upon Surrender or Cancellation of the Policy by the Owner. Upon a surrender or cancellation of the Policy by the Owner, the Company's Policy Interest shall be payable out of the Cash Surrender Value of the Policy, as defined in Article I of the Split Dollar Insurance Agreement.

D.    Owner's Policy Interest.

      The Owner's Policy Interest shall be the remainder of the interests under the Policy after satisfaction of the Company's Policy Interest as provided herein.

E.    Incidents of Ownership.

      The Owner shall have full incidents of ownership over the Policy, except as provided in Paragraph 3.2 of the Split Dollar Insurance Agreement. The Company shall have the following specific rights over the Company's Policy
      Interest: (a) The right to realize against the Cash Surrender Value of the Policy, to the extent of the Company's Policy Interest, in the event of termination of the Split Dollar Insurance Agreement as provided in Paragraph 9.1 thereof, and (b) the right to realize against the proceeds of the Policy, to the extent of the Company's Policy Interest, in the event of the death of the survivor of the Insureds as provided in Paragraph 9.2 thereof.

F.    Termination.

      As provided in Paragraph 9.1 of the Split Dollar Insurance Agreement, prior to the death of the survivor of the Insureds, that Agreement may be terminated at will, by the Owner, in whole or in part, or, after full payment by the Company of the amounts required under Paragraph 4.1 of the Split Dollar Insurance Agreement, by the Company, in whole or in part; provided, however, that the Split Dollar Insurance Agreement may not be terminated by the Company on a date which is earlier than seven (7) years after the latter of (i) the date of the Split Dollar Insurance Agreement, or (ii) the payment by the Company of the first $[ ] installment of the Planned Periodic Premium due on the Policy, paid pursuant to Paragraph 4.1 of the Split Dollar Insurance Agreement; provided further, however, that the Company may terminate the Split Dollar Insurance Agreement, in whole or in part, at an earlier date if the Policy is not owned by the Owner. If either the Owner or the Company elects a partial termination of the Split Dollar Insurance Agreement, either the Owner or the Company shall have the power, from time to time, to elect further partial terminations until the Company's Policy Interest has been repaid in full. This Collateral Assignment shall terminate upon repayment in full of the Company's Policy Interest. Any such termination may only occur upon written notice by the Owner or the Company delivered to the other party. If not terminated in whole earlier, this Collateral Assignment shall terminate upon the death of the survivor of the Insureds as provided in Paragraph 9.2 of the Split Dollar Insurance Agreement.

G.    Intermediate Death Benefits.

      The Policy includes a rider providing for payment to the Owner of certain proceeds upon the death of the first to die of the Insureds. Any such proceeds as may be collected by the Owner upon the death of the first to die of the Insureds pursuant to such rider shall be applied by the Owner annually to pay to the Insurer the difference between
      (a) the lower of (i) the "P.S. 38 rates" set forth by the Internal Revenue Service, or any other table of rates promulgated by the Internal Revenue Service as a substitute therefor, or (ii) if allowed by the Internal Revenue Service, the Insurer's two-lives cost of insurance rate, as provided under the Insurer's published premium rate tables for one-year term insurance available to all standard risks prescribed for those purposes ("the P.S. 38 alternate rate"), and (b) the lower of (i) the "Table 2001 rates" set forth by the Internal Revenue Service, or any other table of rates promulgated by the Internal Revenue Service as a substitute therefor, or (ii) if allowed by the Internal Revenue Service, the Insurer's one-life cost of insurance rate, as provided under the Insurer's published premium rate tables for one-year term insurance available to all standard risks prescribed for those purposes ("the Table 2001 alternate rate"). If the amount of proceeds collected by the Owner under such rider shall be insufficient to pay the entire amount of the difference as determined above, the survivor of the Insureds, at his or her option, may pay the balance of such difference directly to the Insurer, or the Company.

H.    Insurer Action.

      1. The Insurer is hereby authorized to recognize the Company's or the Owner's claims to rights as defined herein only upon receipt of, and to the extent specified in, a written notice signed by both the Company and the Owner. Insurer shall not be responsible to account for the actual premium contributions of the parties but shall rely solely upon the written declaration of the parties in any distribution or settlement of the Policy's lifetime or death values.

      2. The Insurer shall provide the Owner with an "in-force illustration" for the Policy each year that the Policy is in effect, reflecting the current Cash Surrender Value of the Policy and the relevant P.S. 38 alternate rate or Table 2001 alternate rate applicable to that policy year.

I.    Release of Company's Policy Interest.

      Upon full repayment to the Company of the Company's Policy Interest as set forth herein and in the Split Dollar Insurance Agreement, the Company shall release and re-assign its ownership rights in the Policy to the Owner.

J.    Alteration.

      This Collateral Assignment shall not be altered or changed in any way without the written consent of the Company and the Owner.

                                         [      ], as Trustee ("Owner")

                                         By
------------------------------             -------------------------------------
(Witness)                                  Name:
                                           Title:


                                         CREDIT SUISSE FIRST BOSTON ("Company")

                                         By
------------------------------             -------------------------------------
(Witness)                                  Name:
                                           Title:

RECEIVED, FILED AND ACCEPTED:
[LIFE INSURANCE COMPANY] ("Insurer")

By
  ----------------------------
  Title: